Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Oklo Inc. (the “Company”) for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jacob DeWitte, the Chief Executive Officer of Oklo Inc. (the “Company”) hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2024	/s/ Jacob DeWitte
Jacob DeWitte
Chief Executive Officer
(Principal Executive Officer)